UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
SELECTICA, INC.
(Exact name of Registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-29637 (Commission File Number)	77-0432030 (IRS Employer Identification No.)

3 West Plumeria Drive, San Jose, CA (Address of Principal Executive Offices)	95134 (Zip Code)
(408) 570-9700
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
SIGNATURE

Item 4.01. Changes in Registrant’s Certifying Accountant.
(b)          On September 21, 2005, the audit committee of the board of directors of Selectica, Inc. (“Selectica”) engaged Armanino McKenna LLP (“Armanino McKenna”) as Selectica’s new independent accountant.
During the two most recent fiscal years and the subsequent period from April 1, 2005 through September 21, 2005, neither Selectica nor, to its knowledge, anyone on its behalf consulted with Armanino McKenna regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on Selectica’s financial statements; or (iii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.
DATE: September 21, 2005	By:	/s/ Vincent Ostrosky
Vincent Ostrosky Chairman, President and Chief Executive Officer

DATE: September 21, 2005	By:	/s/ Stephen Bennion
Stephen Bennion Executive Vice President and Chief Financial Officer